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 CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT AND SECTION 906 OF
                             THE SARBANES-OXLEY ACT

I, Sharon A. Parker-Daniels, President of The Weiss Fund (the "Registrant"), certify that:

         1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:   February 25, 2005                    /s/ Sharon A. Parker-Daniels
     ----------------------           ------------------------------------------
                                      Sharon A. Parker-Daniels, President
                                      (principal executive officer)


I, Jeffrey S. Rano, Treasurer of The Weiss Fund (the "Registrant"), certify that:

         1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:   February 22, 2005                    /s/ Jeffrey S. Rano
     ----------------------           ------------------------------------------
                                      Jeffrey S. Rano, Treasurer
                                      (principal financial officer)